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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2002

STATION CASINOS, INC
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-21640 (Commission File Number)	88-0136443 (I.R.S. Employer Identification No.)
2411 West Sahara Avenue, Las Vegas, Nevada		89102
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (702) 367-2411

N/A
(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

        On March 15, 2002, the United States Department of the Interior published in the Federal Register a Notice of Final Agency Determination to take certain land into trust for the benefit of the United Auburn Indian Community of California. The publication commences a thirty-day period in which interested parties may seek judicial review of the Determination.

        This filing may be deemed to contain certain forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties. In particular, there can be no assurance that the land will be placed into trust on behalf of the United Auburn Indian Community of California following the thirty-day period.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (a)
  Not applicable

  (b)
  Not applicable

  (c)
  Not applicable

SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Station Casinos, Inc.
Date: March 15, 2002	By:	/s/ GLENN C. CHRISTENSON Glenn C. Christenson Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer

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SIGNATURES